Goodwill and Other Intangible Assets	12 Months Ended
Dec. 31, 2025
Goodwill and Other Intangible Assets
Goodwill and Other Intangible Assets

19. Goodwill and Other Intangible Assets

		Refining and	Digital
	Oil Sands	Marketing	Applications
($ millions)	Goodwill	Goodwill	and Other	Total
At December 31, 2023	2 752	140	636	3 528
Additions	—	—	55	55
Amortization	—	—	(80)	(80)
At December 31, 2024	2 752	140	611	3 503
Additions	—	—	43	43
Amortization	—	—	(91)	(91)
At December 31, 2025	2 752	140	563	3 455

The company performed a goodwill impairment test at December 31, 2025 on the CGUs in the Oil Sands and Refining and Marketing segments. Recoverable amounts were based on fair value less costs of disposal calculated using the present value of expected future cash flows.

For the Oil Sands segment the cash flow forecasts are based on past experience, historical trends, third-party evaluations of the company’s reserves and resources to estimate production profiles and volumes, and estimates of operating costs and capital expenditures. These also reflect current market assessments of key assumptions, including GHG costs, long-term forecasts of commodity prices, inflation rates, foreign exchange rates and discount rates (Level 3 fair value inputs note 26). The future cash flow estimates are discounted using an after-tax risk-adjusted rate of 7.8% (2024 – 7.8%). The company based its cash flow projections on a period ranging from up to 50 years, using a West Texas Intermediate price of US$62.00/bbl in 2026, US$66.30/bbl in 2027, US$67.63/bbl in 2028 and escalating at an average of 2% thereafter, adjusted for applicable quality and location differentials.

For the Refining and Marketing segment, the discounted cash flow forecasts are based on historical results adjusted for current production plans and business environment forecasts.